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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                 January 27, 1997
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

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COLLECTIONS:                                                                             For Month of:
                                                                                         November 1996
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Principal Collections: Total Pool                                                        $310,518,682.28

Interest Collections
         Regular Pool                                                                      $3,647,145.83
         Concentration Pool                                                                  $292,194.14
              ==============================                                          ===============
              Interest Collections: Total Pool                                             $3,939,339.97

Investment Proceeds
         Regular Pool                                                                        $182,447.35
         Concentration Pool                                                                  $130,215.05
              ==============================                                          ===============
               Total Investment Proceeds:  Total Pool                                        $312,662.40

Series 1996-1: Yield Supplement Deposit Amount                                                     $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                        Calculated as of
              month using recalculated prior month ending balances.)                     November 30, 1996
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                        65.55%
              Series 1996-1                                                                         0.00%
              Series 1996-2                                                                        34.45%
         Concentration Pool
              Series 1995-1                                                                       100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                        60.46%
              Series 1996-1                                                                         0.00%
              Series 1996-2                                                                        32.28%
         Concentration Pool
              Series 1995-1                                                                        88.56%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                        na
              Series 1996-1                                                                        na
              Series 1996-2                                                                        na
         Concentration Pool
              Series 1995-1                                                                        na

Excess Transferor Percentage
         Regular Pool                                                                               2.00%
         Concentration Pool                                                                         2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                            As of last day of:
                                                                                         December , 1996
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Series 1994-1 Initial Principal Amount: Class A                                          $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                           $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                       $23,374,585.32
Series 1994-1 Principal Distributed to Investors                                                   $0.00
Series 1994-1 Principal Funding Account Balance                                                    $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                    $0.00
Series 1994-1 Invested Amount                                                            $309,625,414.68
Series 1994-1 outstanding Principal Balance                                              $333,000,000.00

Series 1995-1 Initial Principal Amount                                                    $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                       $20,785,339.80
Series 1995-1 Principal Distributed to Investors                                                   $0.00
Series 1995-1 Principal Funding Account Balance                                                    $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                    $0.00
Series 1995-1 Invested Amount                                                             $29,214,660.20
Series 1995-1 outstanding Principal Balance                                               $50,000,000.00

Series 1996-1 Initial Funded Amount                                                       $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                        $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                    $50,000,000.00
Series 1996-1 Funded Amount                                                                        $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                $0.00
Series 1996-1 Principal Distributed to Investors                                                   $0.00
Series 1996-1 Principal Funding Account Balance                                                    $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                    $0.00
Series 1996-1 Invested Amount                                                                      $0.00
Series 1996-1 outstanding Principal Balance                                                        $0.00

Series 1996-2 Initial Principal Amount: Class A                                          $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                            $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                        $9,682,363.17
Series 1996-2 Principal Distributed to Investors                                                   $0.00
Series 1996-2 Principal Funding Account Balance                                                    $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                    $0.00
Series 1996-2 Invested Amount                                                            $165,317,636.83
Series 1996-2 outstanding Principal Balance                                              $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                         As of:
                                                                                         December 31, 1996
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Series 1994-1: Class A                                                                              1.00000000
Series 1994-1: Class B                                                                              1.00000000
Series 1996-2: Class A                                                                              1.00000000
Series 1996-2: Class B                                                                              1.00000000
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POOL BALANCE:                                                                            For Month of:
                                                                                         December , 1996
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Pool Balance, beginning of month
         Regular Pool                                                                    $505,076,476.89
         Concentration Pool                                                               $32,892,804.63
              ==============================                                          ===============
              Total Pool                                                                 $537,969,281.52

Pool Balance, end of month
         Regular Pool                                                                    $512,012,452.11
         Concentration Pool                                                               $33,053,889.75
              ==============================                                          ===============
              Total Pool                                                                 $545,066,341.86

Pool Balance, average
         Regular Pool                                                                    $498,847,419.51
         Concentration Pool                                                               $34,826,628.27
              ==============================                                          ===============
              Total Pool                                                                 $533,674,047.78
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REGULAR POOL DISTRIBUTIONS                                                               As of:
                                                                                         January 27, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                               $0.00
              Series 1994-1: Class B                                                               $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2: Class A                                                               $0.00
              Series 1996-2: Class B                                                               $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                       $1,653,463.55
              Series 1994-1: Class B                                                          $85,873.35
              Series 1996-1                                                                        $0.00
              Series 1996-2: Class A                                                         $864,742.20
              Series 1996-2: Class B                                                          $39,586.47

Regular Pool Transferors Interest                                                             $72,942.92

Interest Shortfall
              Series 1994-1: Class A                                                               $0.00
              Series 1994-1: Class B                                                               $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2: Class A                                                               $0.00
              Series 1996-2: Class B                                                               $0.00

Servicing Fee
              Series 1994-1                                                                  $255,063.22
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                  $136,176.55

Reserve Fund Deposit Amount
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                       As of:
                                                                                         January 27, 1997
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Investor Default Amount
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00

Carry Over Amount
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00

Amount Distributed not including Excess Distribution to Transferor                         $3,107,848.25

Unreimbursed Charge-off Amounts                                                                    $0.00

Non-use Fee (Series 1996-1)                                                                    $4,444.44
Increased Cost Amounts (Series 1996-1)                                                             $0.00

Previously waived servicing fee
              Series 1994-1                                                                        $0.00
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                        $0.00

Excess Distributed to Transferor                                                             $717,300.49

Total Distributed                                                                          $3,829,593.18

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                $5.21597333
              Series 1994-1 Class B                                                                $5.36708444
              Series 1996-1                                                                        $0.00000000
              Series 1996-2 Class A                                                                $5.16264000
              Series 1996-2 Class B                                                                $5.27819556
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RESERVE FUNDS                                                                            As of:
                                                                                         January 27, 1997
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Series 1994-1
              Balance                                                                      $1,665,000.00
              Deficiency Amount                                                                    $0.00

Series 1995-1
              Balance                                                                        $375,000.00
              Deficiency Amount                                                                    $0.00

Series 1996-1
              Balance                                                                        $250,000.00
              Deficiency Amount                                                                    $0.00

Series 1996-2
              Balance                                                                        $875,000.00
              Deficiency Amount                                                                    $0.00
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CHARGE OFFS                                                                              As of:
                                                                                         December 31, 1996
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Defaulted Receivables                                                                              $0.00
Investor Default Amount                                                                            $0.00
Deficiency Amount                                                                                  $0.00
Draw Amount                                                                                        $0.00
Investor Charge-Off's                                                                              $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                 As of:
                                                                                         December 31, 1996
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Required Subordinated Amount
              Series 1994-1                                                               $19,292,190.87
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                $7,536,960.69

Available Subordinated Amount
              Series 1994-1                                                               $19,292,190.87
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                $7,536,960.69
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EXCESS RECEIVABLES                                                                       As of:
              To be used in the following month's computations.                          December 31, 1996
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                               $90,807,807.06
              Finance Hold Receivables                                                     $4,398,019.50
              Auction Advantage Program                                                            $0.00
              Delayed Payment Program                                                        $626,598.00
              Payment Agreements                                                             $197,533.71

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                              $190,773,219.65
              Finance Hold Receivables                                                             $0.00
              Auction Advantage Program                                                   $27,253,317.09
              Delayed Payment Program                                                     $10,901,326.84
              Payment Agreements                                                             $500,000.00

Total unallocated Excess Receivables                                                       $4,398,019.50

Allocated Excess Receivables
              Series 1994-1                                                                $2,634,006.85
              Series 1995-1                                                                  $399,226.21
              Series 1996-1                                                                        $0.00
              Series 1996-2                                                                $1,364,786.44
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DELINQUENCIES                                                                            As of:
                                                                                         December 31, 1996
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30 Day Delinquencies in excess of $1,000                                   $                        0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                          As of:
                                                                                         December 31, 1996
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Series 1994-1
              outstanding Principal Balance                                              $333,000,000.00
              Regular Pool Balance                                                       $512,012,452.11
              Subordination Percentage                                                              5.50%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                         65.55118110%
              Excess Funding Amount                                                       $23,374,585.32

Series 1995-1
              outstanding Principal Balance                                               $50,000,000.00
              Concentration Pool Balance                                                  $33,053,889.75
              Subordination Percentage                                                              9.25%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                        100.000000%
              Excess Funding Amount                                                       $20,785,339.80

Series 1996-1
              outstanding Principal Balance                                                        $0.00
              Regular Pool Balance                                                       $512,012,452.11
              Subordination Percentage                                                             10.00%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                          0.00000000%
              Excess Funding Amount                                                                $0.00

Series 1996-2
              outstanding Principal Balance                                              $175,000,000.00
              Regular Pool Balance                                                       $512,012,452.11
              Subordination Percentage                                                              4.00%
              Non Transferor's Percentage                                                          98.00%
              Series Allocation Percentage                                                         34.44881890%
              Excess Funding Amount                                                        $9,682,363.17
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ASSET COMPOSITION EVENTS:                                                                For Month of:
                                                                                         December 26, 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                         4.37%
              Test Value                                                                           50.00%
              Event                                                                              none

Total Pool: 12 month test                                                                           0.00%
              Test Value                                                                           25.00%
              Event                                                                              none

Series 1995-1: 2 month test                                                                        38.61%
              Test Value                                                                           50.00%
              Event                                                                              none

Series 1995-1: 12 month test                                                                        0.00%
              Test Value                                                                           25.00%
              Event                                                                              none
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SERIES 1995-1 SUBORDINATION:                                                             For Month of:
                                                                                         December , 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                              399,226.21
              Class IV Receivables                                                                  0.00
              Unreviewed Receivables                                                                0.00
              Rejected Receivables                                                                  0.00

ISA Percentage
               Excess Receivables                                                                 100%
               Class IV Receivables                                                                25%
               Unreviewed Receivables                                                              25%
               Rejected Receivables                                                               100%

Incremental Subordinated Amount: Total                                                        399,226.21

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                              2,996,335.11
              + Incremental Subordinated Amount                                               399,226.21
                                                                                            3,395,561.31

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                   3,163,549.39
               - Required Draw Amount (previous DD)                                                $0.00
               - Reserve Fund w/d (on previous DD)                                                              -
               + portion of Excess Interest to Transferor (previous DD)                        36,069.41
               - Incremental Subordination Amount (previous DD)                              (181,816.65)
               + Incremental Subordination Amount (current DD)                                399,226.21
               - Subord % of change in EFA (since previous DD)                                  4,458.83
              Ending ASA:                                                                   3,395,561.31

(4) Reserve Fund Balance                                                                      375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                 For Month of:
                                                                                         December , 1996
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(1) Available Subordinated Amount (ASA)                                                     3,395,561.31
               Required Subordinated Amount (RSA)                                           3,395,561.31
               Test Event: ASA less than  RSA                                                    None

(2) Servicer Default                                                                             None

(3) Principal not Repaid by Expected Final Pmt Date                                              None
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SERIES 1995-1 MEGADEALERSHIPS                                                            For Month of:
                                                                                         December , 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                $17,883,512.29
Test Value                                                                                  9,916,166.93
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SERIES 1995-1 DISTRIBUTIONS                                                              As of
                                                                                         January 27, 1997
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Excess Transferor's Percentage x Interest Collections                                          33,421.00
Monthly Interest to Investors                                                                 285,243.11
Interest Shortfall                                                                                              -
Monthly Servicing Fee (1%)                                                                     24,345.55
Reserve Fund Deposit Amount                                                                                     -
Investor Default Amount                                                                                         -
Carry-Over Amount                                                                                               -
Amount Distributed                                                                                              -
Unreimbursed  Charge-off Amounts                                                                                -
Previously waived Servicing Fee                                                                                 -
Excess Interest Distributed to Transferor                                                      79,399.53
              Total Distributed                                                               422,409.19

Total Distributed to WOFCO                                                                    137,166.08

Charge-offs:
              Defaulted Receivables                                                                             -
              Investor Default Amount                                                                           -
              Deficiency Amount                                                                                 -
              Draw Amount                                                                                       -
              Investor Charge-Offs                                                                              -
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